SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2007

MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.
(Exact name of registrant as specified in its charter)

Wisconsin
(State or other jurisdiction of incorporation)

0-21292	39-1413328
(Commission File Number)	(I.R.S. Employer I.D. Number)

5445 South Westridge Drive New Berlin, WI	53151
(Address of Principal Executive Offices)	(Zip Code)

262-827-6700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act
(17 CFR230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

On March 2, 2007, the Company's Board of Directors appointed Richard Bemis to serve as a Class II Director of the Company to serve until the 2007 annual meeting of the Company's shareholders or until his prior death, resignation or removal. Mr. Bemis will serve on the Audit Committee and Technology/Operations Committee of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Merchants and Manufacturers Bancorporation, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.
Date: March 12, 2007
BY: /s/ Frederick R. Klug
Frederick R. Klug, Executive Vice President and Chief Financial Officer